CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CERUS CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CERUS CORPORATION IF PUBLICLY DISCLOSED.

Exhibit 10.16

Execution Version

amendment No. 1 to CREDIT, SECURITY AND GUARANTY AGREEMENT (REVOLVING LOAN)

This AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (REVOLVING LOAN) (this “Agreement”) is made as of 31st day of December, 2020, by and among CERUS CORPORATION, a Delaware corporation (“Borrower”), MidCap FUNDING IV Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Credit, Security and Guaranty Agreement (Revolving Loan), dated as of March 29, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to (i) increase the Revolving Loan Commitments as set forth in this Agreement and (ii) amend certain other terms of the Existing Credit Agreement in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Amendment to Existing Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a)The definition of “Additional Tranche” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Additional Tranche” means an additional amount of Revolving Loan Commitments equal to $10,000,0000 (it being acknowledged that multiple Additional Tranches are permitted pursuant to Section 2.1(c) in minimum amounts of [***] each, up to, in the aggregate, the amount of the Additional Tranche).”

(b)The definition of “Borrowing Base” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Borrowing Base” means:

(a)the product of (i) [***] percent ([***]%) multiplied by (ii) the aggregate net amount at such time of the Eligible Accounts; plus

(b)the product of (i) [***] percent ([***]%) multiplied by (ii) the value of the Eligible Inventory, valued at the lower of first-in-first-out cost or market cost, and after factoring in all rebates, discounts and other incentives or rewards associated with the purchase of the applicable Inventory; minus

(c)the amount of any reserves and/or adjustments provided for in this Agreement;

provided, that the Borrowing Base shall be adjusted down, if necessary, such that (i) availability from Eligible Inventory shall never exceed an amount equal to the lesser of (x) [***] and (y) [***] percent ([***]%) of the Revolving Loan Limit and (ii) availability from Eligible Foreign Accounts shall never exceed [***] in the aggregate.”

(c)Section 1.1 of the Existing Credit Agreement is amended by adding the following defined terms in the appropriate alphabetical order therein:

“First Amendment” means that certain Amendment No. 1 to Credit, Security and Guaranty Agreement (Revolving Loan), dated as of December 31, 2020, by and among the Borrower, the Lenders and Agent.”

“First Amendment Effective Date” means December 31, 2020.”

(d)The last sentence of the definition of “Revolving Loan Commitment Amount” in Section 1.1 of the Existing Credit Agreement is amended by deleting such sentence in its entirety and replacing it with the following:

“For the avoidance of doubt, the aggregate Revolving Loan Commitment Amount of all Lenders on the Closing Date shall be $5,000,000 and as of the First Amendment Effective Date shall be $10,000,000 and if the Additional Tranche is fully activated by Borrowers pursuant to the terms of the Agreement such amount shall increase to $20,000,000.”

(e)The Commitment Annex attached as Annex A to the Existing Credit Agreement is hereby amended by deleting such annex in its entirety and replacing it with the Commitment Annex attached hereto as Exhibit A.

3.Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date.  Without limiting the foregoing, each Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens, including, without limitation, the Dutch Deeds of Pledge (Cerus), on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.  Each Borrower hereby confirms that the Collateral will (i) not be affected by this Agreement and will continue to be in full force and effect and (ii) extend to the liabilities and obligations of the Credit Parties under the Existing Credit Agreement as amended by this Agreement, including any increase of any liabilities or obligations of any Credit Party thereunder.

4.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied:

(a)Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and each Lender;

(b)Agent shall have received a certificate from an officer (or another authorized person) of the Borrower certifying as to (i) the names and signatures of each officer or authorized signatories of the Borrower authorized to execute and deliver this Agreement and all documents executed in connection therewith or confirming the certifications delivered to Agent on the Closing Date, (ii) the Organizational Documents (as defined in the Credit Agreement) of the Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, (iii) the resolutions of the Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, deliver and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of Borrower in each applicable jurisdiction, together with, if applicable, related tax certificates;

(c)Agent shall have received reasonably satisfactory results in respect of searches run against the Credit Parties in accordance with Section 7.3 of the Credit Agreement, as Agent may determine reasonably necessary;

(d)Agent shall have received an updated Borrowing Base Certificate;

(e)all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(f)an opinion of Borrower’s counsel, addressed to Agent and Lenders, addressing the matters that Agent may reasonably request; and

(g)immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.

5.Additional Covenants.  Borrower hereby covenants and agrees that it shall, by the date that is forty-five (45) days following the First Amendment Effective Date (or such later date as Agent may agree in its sole discretion in writing), execute and deliver such agreements, powers of attorney, certificates, and other documents, including, without limitation, next ranking Dutch security documents, reasonably requested by Agent in order to maintain and perfect any security interest (subject to Permitted Liens) in favor of the Agent, for the ratable benefit of the Lenders, in the Collateral.

6.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

8.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)GOVERNING LAW.  THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)WAIVER OF JURY TRIAL

.   EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS

HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), and Section 13.8 (Governing Law; Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.   Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.  In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(g)Entire Agreement.This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i) Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By:/s/ Maurice Amsellem______________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem_____________________

Name: Maurice Amsellem

Title: Authorized Signatory

LENDER:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor By: ACC Management, LLC, as its General Partner By:/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

BORROWERS:	CERUS CORPORATION By:/s/ Kevin D. Green Name: Kevin D. Green Title: VP, Finance and Chief Financial Officer

EXHIBIT A

Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage
MidCap Funding IV Trust	[***]	[***]
Apollo Investment Corporation	[***]	[***]
TOTALS	$10,000,000	100%